REDWOOD STATUTORY TRUST I
                             REDWOOD EMPIRE BANCORP


                             SUBSCRIPTION AGREEMENT

                                FEBRUARY 22, 2001

     THIS SUBSCRIPTION AGREEMENT (this "Agreement") made among Redwood Statutory Trust I (the "Trust"), a statutory trust created under the Connecticut Statutory Trust Act (Chapter 615 of Title 34 of the Connecticut General Statutes, Section 500, et seq.), Redwood Empire Bancorp, a California corporation, with its principal offices located at 111 Santa Rosa Avenue, Santa Rosa, California 95404 (the "Company" and, collectively with the Trust, the "Offerors"), and Preferred Term Securities II, Ltd. (the "Purchaser").

                                    RECITALS:

     A. The Trust desires to issue 10,000 of its 10.20% Capital Securities (the "Capital Securities"), liquidation amount $1,000 per Capital Security, representing an undivided beneficial interest in the assets of the Trust (the
"Offering"), to be issued pursuant to an Amended and Restated Declaration of Trust (the "Declaration") by and among the Company, State Street Bank and Trust Company of Connecticut, National Association, the administrators named therein, and the holders (as defined therein), which Capital Securities are to be guaranteed by the Company with respect to distributions and payments upon liquidation, redemption and otherwise pursuant to the terms of a Guarantee Agreement between the Company and State Street Bank and Trust Company of Connecticut, National Association, as trustee (the "Guarantee"); and

     B. The proceeds from the sale of the Capital Securities will be combined with the proceeds from the sale by the Trust to the Company of its common securities, and will be used by the Trust to purchase an equivalent amount of 10.20% Junior Subordinated Deferrable Interest Debentures of the Company (the "Debentures") to be issued by the Company pursuant to an indenture to be executed by the Company and State Street Bank and Trust Company of Connecticut, National Association, as trustee (the "Indenture"); and

     C. In consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto agree as follows:

                                   ARTICLE I

                     PURCHASE AND SALE OF CAPITAL SECURITIES

     1.1. Upon the execution of this Subscription Agreement, the Purchaser hereby agrees to purchase from the Trust 10,000 Capital Securities at a price equal to $1,000 per Capital Security (the "Purchase Price") and the Trust agrees to sell such Capital Securities to the Purchaser for said Purchase Price. The rights and preferences of the Capital Securities are set forth in the Declaration. The Purchase Price is payable in immediately available funds on February 22, 2001, or such other business day as may be designated by the Purchaser, but in no event later than February 28, 2001 (the "Closing Date"). The Offerors shall provide the Purchaser wire transfer instructions no later than 1 day following the date hereof.

     1.2. The certificate for the Capital Securities shall be delivered by the Trust on the Closing Date to the Purchaser or its designee.

     1.3. The Placement Agreement, dated February 9, 2001 (the "Placement Agreement"), among the Offerors and the Placement Agents identified therein includes certain representations and warranties, covenants and conditions to closing and certain other matters governing the Offering. The Placement Agreement is hereby incorporated by reference into this Agreement and the Purchaser shall be entitled to each of the benefits of the Placement Agents under the Placement Agreement and shall be entitled to enforce the obligations of the Offerors under such Placement Agreement as fully as if the Purchaser were a party to such Placement Agreement.

                                   ARTICLE II

                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

     2.1. The Purchaser understands and acknowledges that neither the Capital Securities, the Debentures nor the Guarantee have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any other applicable securities law, are being offered for sale by the Trust in transactions not requiring registration under the Securities Act, and may not be offered, sold, pledged or otherwise transferred by the Purchaser except in compliance with the registration requirements of the Securities Act or any other applicable securities laws, pursuant to an exemption therefrom or in a transaction not subject thereto.

     2.2. The Purchaser represents, warrants and certifies that it is not a "U.S. person" as such term is defined in Rule 902 under the Securities Act , that it is not acquiring the securities for the account or benefit of any U.S. person, and that the offer and sale of Capital Securities to the Purchaser constitutes an "offshore transaction" under Regulation S of the Securities Act.

     2.3. The Purchaser represents and warrants that it is purchasing the Capital Securities for its own account, for investment, and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act or other applicable securities laws, subject to any requirement of law that the disposition of its property be at all times within its control and subject to its ability to resell such Capital Securities pursuant to an effective registration statement under the Securities Act or under Rule 144A or any other exemption from registration available under the Securities Act.

     2.4. The Purchaser has full power and authority to execute and deliver this Agreement, to make the representations and warranties specified herein, and to consummate the transactions contemplated herein and it has full right and power to subscribe for Capital Securities and perform its obligations pursuant to this Agreement.

     2.5. Purchaser is a Cayman Islands Company whose business includes issuance of certain notes and acquiring the Capital Securities and it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of purchasing the Capital

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

Securities and it is aware that it may be required to bear the economic risk of an investment in the Capital Securities.

                                  ARTICLE III

                                  MISCELLANEOUS

     3.1. Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, international courier or delivered by hand against written receipt therefor, or by facsimile transmission and confirmed by telephone, to the following addresses, or such other address as may be furnished to the other parties as herein provided:

                  To the Offerors:  Redwood Empire Bancorp
                                    111 Santa Rosa Avenue
                                    Santa Rosa, California 95404
                                    Telecopier: 707-522-5784
                                    Telephone: 707-573-4800
                                    Attn: James Beckwith

                  To the Purchaser: Preferred Term Securities II, Ltd.
                                    c/o QSPV Limited
                                    P.O. Box 1093 GT
                                    Queensgate House
                                    South Church Street
                                    George Town, Grand Cayman
                                    Grand Cayman Islands, British West Indies
                                    Attention:  The Directors/603484
                                    Fax:  (345) 945-7100

     Unless otherwise expressly provided herein, notices shall be deemed to have been given on the date of mailing, except notice of change of address, which shall be deemed to have been given when received.

     3.2. This Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

     3.3. Upon the execution and delivery of this Agreement by the Purchaser, this Agreement shall become a binding obligation of the Purchaser with respect to the purchase of Capital Securities as herein provided.

     3.4. NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT ALL THE TERMS AND PROVISIONS HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

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

     3.5. The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

     3.6. This Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

                     Signatures appear on the following page


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





     IN WITNESS WHEREOF, I have set my hand the day and year first written above.


PREFERRED TERM SECURITIES II, LTD.


By:
   --------------------------------------------------
Print Name:
            -----------------------------------------
Title:
       ----------------------------------------------

     IN WITNESS WHEREOF, this Subscription Agreement is agreed to and accepted as of the day and year first written above.


                             REDWOOD EMPIRE BANCORP


                             By:        /s/ Patrick W. Kilkenny
                                ------------------------------------------------

                             Name:      Patrick W. Kilkenny
                                  ----------------------------------------------

                             Title:     President & CEO
                                   ---------------------------------------------



                             REDWOOD STATUTORY TRUST I


                             By:        /s/ Patrick W. Kilkenny
                                ------------------------------------------------

                             Name:      Patrick W. Kilkenny
                                  ----------------------------------------------

                             Title:  Administrator







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